As filed with the Securities and Exchange Commission
on October 13, 1999                                      Registration No.




                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM S-8

                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933

          -------------------------------------------------------

                              PANAVISION INC.
           (Exact name of registrant as specified in its charter)

               DELAWARE                            13-3593063
       (State of incorporation)        (I.R.S. employer identification no.)

                            6219 DE SOTO AVENUE
                      WOODLAND HILLS, CALIFORNIA 91367
            (Address of principal executive offices)(Zip code)

                   PANAVISION INC. 1999 STOCK OPTION PLAN
                          (Full title of the plan)

          --------------------------------------------------------

                          BARRY F. SCHWARTZ, ESQ.
                              PANAVISION INC.
                            35 EAST 62ND STREET
                          NEW YORK, NEW YORK 10021
                               (212) 572-8600
         (Name, address and telephone number, including area code,
                           of agent for service)

          --------------------------------------------------------


                      CALCULATION OF REGISTRATION FEE


                                         Proposed Maximum    Proposed Maximum      Amount of
Title of Securities    Amount to be       Offering Price    Aggregate Offering    Registration
 to be Registered     Registered (1)     Per Share (2)(3)        Price(2)             Fee
------------------- ------------------ -------------------- ------------------ ------------------
   Common Stock,
  par value $0.01       1,500,000             (1)(2)                (2)              $3,730
     per share
=================== ================== ==================== ================== ==================

(1)Pursuant to Rule 416, this Registration Statement also covers such indeterminable number of additional shares of Common Stock as may be issuable pursuant to the antidilution provisions of the Panavision Inc. 1999 Stock Option Plan.

(2)Calculated in accordance with Rules 457 (c) and (h) under the Securities Act of 1933, as amended (the "Securities Act"), solely for the purpose of calculating the registration fee. The registration fee is calculated upon the basis of (i) an exercise price of $10 with respect to 1,162,000 shares of Common Stock for which options are being granted and (ii) the average high and low sales prices on October 8, 1999 with respect to the 338,000 shares of Common Stock for which options have not been granted.



                                   PART I

            INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.     PLAN INFORMATION.*

ITEM 2.     REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

            * The information called for in Part I of Form S-8 will be included in a prospectus to be distributed to participants in the Panavision Inc. 1999 Stock Option Plan.

                                  PART II

             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.     INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

      The following documents filed with the Securities and Exchange Commission (the "Commission") by the registrant, Panavision Inc., a Delaware corporation (the "Registrant"), pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference in this registration statement:

      (1) Annual Report on Form 10-K of the Registrant for the year ended December 31, 1998, filed with the Commission on March 24, 1999.

      (2) Quarterly Reports on Form 10-Q of the Registrant for the quarter ended March 31, 1999, filed with the Commission on May 13, 1999, and for the quarter ended June 30, 1999, filed with the Commission on August 16, 1999.

      (3) Definitive Proxy Statement of the Registrant dated March 31,
1999.

      (4) The description of the Common Stock, par value $0.01 per share (the "Common Stock"), of the Registrant referenced as Item 1 under the caption "Description of Registrant's Securities to be Registered" in the Registration Statement on Form 8-A of the Registrant, as filed with the Commission on October 31, 1996, as amended by Amendment No. 1 thereto on Form 8-A filed with the Commission on November 20, 1996.

      All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.     DESCRIPTION OF SECURITIES.

      Not Applicable.

ITEM 5.     INTERESTS OF NAMED EXPERTS AND COUNSEL.

      The validity of the shares of Common Stock to be issued in connection with this Registration Statement will be passed upon for the Registrant by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.

      The consolidated financial statements of Panavision Inc. included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

ITEM 6.     INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      The Registrant is empowered by Section 145 of the General Corporation Law of the State of Delaware (the "Delaware Corporation Law"), subject to the procedures and limitations therein, to indemnify any person against expenses (including attorney's fees), judgements, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of such person being or having been a director, officer, employee or agent of the Registrant or serving or having served at the request of the Registrant as a director, officer, trustee, employee or agent or in any other capacity with another corporation, partnership, joint venture, trust or other enterprise. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested director, or otherwise. The Amended and Restated Certificate of Incorporation and By-laws of the Registrant provide for indemnification by the Registrant of its directors and officers to the fullest extent permitted by the Delaware Corporation Law. The Registrant maintains directors' and officers' liability insurance in amounts, and subject to deductibles, limitations and exclusions, determined by the Registrant to be appropriate.

      The foregoing statements are subject to the detailed provisions of the Delaware Corporation Law, the Registrant's Amended and Restated Certificate of Incorporation and the Registrant's Amended and Restated By-laws.


ITEM 7.     EXEMPTION FROM REGISTRATION CLAIMED.

      Not Applicable.

ITEM 8.     EXHIBITS.


      4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 filed with the Commission on May 13,
            1999).

      4.2 Amended and Restated By-laws of the Registrant as currently in effect (incorporated by reference to Exhibit 3.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 filed with the Commission on May 13,
            1999).

      4.3   Form of Certificate for the Registrant's Common Stock
            (incorporated by reference to Exhibit 4 to the Registrant's Registration Statement on Form S-1 No. 333-12235 filed with the Commission on November 20, 1996).

      4.4 Indenture, dated as of February 11, 1998 between PX Escrow Corp. and The Bank of New York, as amended by First Supplemental Indenture dated June 4, 1998, among PX Escrow Corp, the Registrant and The Bank of New York, relating to the Registrant's 9-5/8% Senior Subordinated Discount Notes due 2006 (incorporated by reference to Exhibits 4.1 and 4.2 to the Registrant's Registration Statement on Form S-1 No. 333-59363 filed with the Commission on October 8, 1998).

      4.5 Registration Rights Agreement, dated as of June 5, 1998, between PX Holding Corporation and the Registrant (incorporated by reference to Exhibit 4.5 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998).

      5.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, regarding the legality of the Common Stock being registered.

      23.1  Consent of Ernst & Young LLP, independent auditors.

      23.2 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in the opinion filed as Exhibit 5.1 hereto).

      24.1  Powers of Attorney.

      99.1 Panavision Inc. 1999 Stock Option Plan (incorporated by reference to Annex A to the Registrant's definitive Proxy Statement dated March 31, 1999).


ITEM 9.     UNDERTAKINGS.

      The undersigned Registrant hereby undertakes:

            A. To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

            1. (a) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (b) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                  (c) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

            2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act, (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                  SIGNATURES

            Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 11th day of October 1999.

                                       PANAVISION INC.
                                       (Registrant)


                                       By:  /s/ John S. Farrand
                                            __________________________
                                            John S. Farrand
                                            President, Chief Executive Officer
                                            and Director


            Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      SIGNATURE                      TITLE                    DATE

          *
_______________________       Chairman of the Board of      October 11, 1999
Ronald O. Perelman            Directors and Director


/s/ Joseph P. Page            Vice Chairman, Chief          October 11, 1999
______________________        Administrative Officer
Joseph P. Page

 /s/ John S. Farrand          President and Chief           October 11, 1999
______________________        Executive Officer and
John S. Farrand               Director



/s/ Scott L. Seybold          Executive Vice President and  October 11, 1999
______________________        Chief Financial Officer
Scott L. Seybold



         *
______________________        Director                      October 11, 1999
Howard Gittis


         *
______________________        Director                      October 11, 1999
James R. Maher


         *
______________________        Director                      October 11, 1999
Martin D. Payson


         *
______________________        Director                      October 11, 1999
William C. Scott



         *
______________________        Director                      October 11, 1999
Kenneth Ziffren




*Joseph P. Page, by signing his name hereto, does hereby execute this Registration Statement on behalf of the directors and officers of the Registrant indicated above by asterisks, pursuant to Powers of Attorney duly executed by such directors and officers and included as exhibits to the Registration Statement.


                                          By: /s/  Joseph P. Page
                                              ________________________
                                                Joseph P. Page
                                                Attorney-in-fact



                               EXHIBIT INDEX

Exhibit No.
Description of Exhibit

4.1 Amended and Restated Certificate of Incorporation of the Registrant. (Incorporated by reference to Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 filed with the Commission on May 13, 1999).

4.2 Amended and Restated By-Laws of the Registrant as currently in effect (incorporated by reference to Exhibit 3.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 filed with the Commission on May 13, 1999).

4.3 Form of Certificate for the Registrant's Common Stock (incorporated by reference to Exhibit 4 to the Registrant's Registration Statement on Form S-1 No. 333-12235 filed with the Commission on November
                       20, 1996).

4.4 Indenture, dated as of February 11, 1998 between PX Escrow Corp. and The Bank of New York, as amended by First Supplemental Indenture dated June 4, 1998, among PX Escrow Corp, the Registrant and The Bank of New York, relating to the Registrant's 9-5/8% Senior Subordinated Discount Notes due 2006 (incorporated by reference to Exhibits 4.1 and 4.2 to the Registrant's Registration Statement on Form S-1 No. 333-59363 filed with the Commission on October
                       8, 1998).

4.5 Registration Rights Agreement, dated as of June 5, 1998, between PX Holding Corporation and the
                       Registrant (incorporated by reference to Exhibit 4.5 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998).

5.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, regarding the legality of the Common Stock being registered.

23.1                   Consent of  Ernst & Young LLP, independent auditors.

23.2 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in the opinion filed as Exhibit 5.1 hereto).

24.1                   Powers of Attorney.

99.1 Panavision Inc. 1999 Stock Option Plan (incorporated by reference to Annex A to the Registrant's definitive Proxy Statement dated March 31, 1999).


                                EXHIBIT 5.1


            [LETTERHEAD OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM]





                              October 13, 1999



Board of Directors of
Panavision Inc.
6219 De Soto Avenue
Woodland Hills, California  91367

          Re:          Panavision Inc.
                       Registration Statement on Form S-8


Ladies and Gentlemen:

          We have acted as special counsel to Panavision Inc., a Delaware corporation (the "Company"), in connection with the registration under the Securities Act of 1933, as amended (the "Securities Act"), of 1,500,000 shares (the "Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be issued pursuant to or reserved for issuance under the Panavision Inc. 1999 Stock Option Plan (the "Stock Option Plan").

          This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

          In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the Registration Statement on Form S-8 (the "Registration Statement") as filed with the Securities and Exchange Commission (the "Commission") on October 13, 1999 under the Securities Act; (ii) the Stock Option Plan; (iii) the Amended and Restated Certificate of Incorporation of the Company as presently in effect (the "Certificate of Incorporation") and the Amended and Restated By-Laws of the Company as presently in effect (the "By-Laws");
(iv) certain resolutions of the Board of Directors of the Company dated March 4, 1999 relating to the adoption of the Stock Option Plan and the issuance of the Shares; (v) the minutes of the 1999 Annual Meeting of Stockholders of the Company held May 27, 1999 approving the Stock Option Plan; and (vi) a specimen certificate representing the Common Stock. We also have examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates of public officials, certificates of officers or other representatives of the Company and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

          In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. In making our examination of documents executed or to be executed by parties other than the Company, we have assumed that such parties had or will have the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents and the validity and binding effect of such documents on such parties. As to any facts material to the opinions expressed herein which we have not independently established or verified, we have relied upon statements and representations of officers and other representatives of the Company and others.

          In rendering the opinions set forth below, we have assumed that prior to the issuance of any Shares, the Company and the relevant optionee will have duly entered into stock option agreements in accordance with the board resolutions examined by us.

          Members of our firm are admitted to the bar in the State of New York, and we do not express any opinion as to the laws of any other jurisdiction other than the General Corporation Law of the State of Delaware.

          Based upon and subject to the foregoing, we are of the opinion that when (i) the Registration Statement becomes effective; (ii) the compensation committee appointed by the Board of Directors to administer the Stock Option Plan (the "Compensation Committee") or the Board of Directors grants the options pursuant to the Stock Option Plan (the "Options") and determines the exercise price of the Options; and (iii) certificates representing the Shares in the form of the specimen certificates examined by us have been manually signed by an authorized officer of the transfer agent and registrar for the Common Stock and registered by such transfer agent and registrar, and delivered to and paid for by the plan participants at a price per share not less than the price per share as contemplated by the Stock Option Plan and in accordance with the terms and conditions of the Stock Option Plan, the issuance and sale of the Shares will have been duly authorized, and the Shares will be validly issued, fully paid and nonassessable.

          We hereby consent to the filing of this opinion with the Commission as Exhibit 5.1 to the Registration Statement. We also consent to the reference to our firm under Item 5, Interests of Named Experts and Counsel, of the Registration Statement. In giving these consents, we do not thereby admit that we are included in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission.

                              Very truly yours,



                              /s/ Skadden, Arps, Slate, Meagher & Flom LLP
                              _______________________________________________
                              Skadden, Arps, Slate, Meagher & Flom LLP



                                EXHIBIT 23.1



CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the Panavision Inc. 1999 Stock Option Plan of our report dated February 16, 1999, with respect to the consolidated financial statements and schedule of Panavision Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.


                                   Ernst & Young LLP

October 11, 1999
Los Angeles, California




                                EXHIBIT 24.1



                             POWER OF ATTORNEY


          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Joseph P. Page and Barry
F. Schwartz, or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the PANAVISION INC. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 11th day of October 1999.


                                          /s/ RONALD O. PERELMAN
                                          __________________________
                                          RONALD O. PERELMAN



                             POWER OF ATTORNEY


          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Joseph P. Page and Barry
F. Schwartz, or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the PANAVISION INC. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 11th day of October 1999.


                                          /s/ JOSEPH P. PAGE
                                          _______________________
                                          JOSEPH P. PAGE



                             POWER OF ATTORNEY


          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Joseph P. Page and Barry
F. Schwartz, or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the PANAVISION INC. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 11th day of October 1999.


                                          /s/ JOHN S. FARRAND
                                          _______________________
                                          JOHN S. FARRAND



                             POWER OF ATTORNEY


          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Joseph P. Page and Barry
F. Schwartz, or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the PANAVISION INC. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 11th day of October 1999.


                                          /s/ SCOTT L. SEYBOLD
                                          ________________________
                                          SCOTT L. SEYBOLD



                             POWER OF ATTORNEY


          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Joseph P. Page and Barry
F. Schwartz, or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the PANAVISION INC. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 11th day of October 1999.


                                          /s/ HOWARD GITTIS
                                          _____________________
                                          HOWARD GITTIS



                             POWER OF ATTORNEY


          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Joseph P. Page and Barry
F. Schwartz, or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the PANAVISION INC. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 11th day of October 1999.


                                          /s/ JAMES R. MAHER
                                          ______________________
                                          JAMES R. MAHER



                             POWER OF ATTORNEY


          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Joseph P. Page and Barry
F. Schwartz, or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the PANAVISION INC. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 11th day of October 1999.


                                          /s/ MARTIN D. PAYSON
                                          ________________________
                                          MARTIN D. PAYSON



                             POWER OF ATTORNEY


          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Joseph P. Page and Barry
F. Schwartz, or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the PANAVISION INC. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 11th day of October 1999.


                                          /s/ WILLIAM C. SCOTT
                                          _________________________
                                          WILLIAM C. SCOTT



                             POWER OF ATTORNEY


          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Joseph P. Page and Barry
F. Schwartz, or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the PANAVISION INC. Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments (including post-effective amendments) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 11th day of October 1999.


                                          /s/ KENNETH ZIFFREN
                                          ________________________
                                          KENNETH ZIFFREN